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                                                                   Exhibit 10.03

                          [BANK OF AMERICA LETTERHEAD]

March 1, 2002

VERITAS Software Global Corporation
515 North Whisman Road
Mountain View, CA 94043
Attention: Kevin Olson

Re: Veritas Software Global Corporation TROL Facility (Roseville, MN)

Ladies and Gentlemen:

Reference is made to that certain Participation Agreement dated as of March 9, 2000 (the "Participation Agreement"), by and among VERITAS SOFTWARE GLOBAL CORPORATION, as assignee of VERITAS OPERATING CORPORATION (formerly known as Veritas Software Corporation) (the "Lessee" or the "Construction Agent"); the various parties thereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement, individually a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (as successor to FIRST SECURITY BANK, NATIONAL ASSOCIATION), not individually but solely as the Owner Trustee under the VS Trust 2000-1; the various banks and other lending institutions parties thereto from time to time (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); BANK OF AMERICA, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions parties thereto from time to time as holders of certificates issued with respect to the VS Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in Appendix A to the Participation Agreement.

This letter will confirm that, in connection with the execution and delivery of that certain Lease Supplement No. 3 dated as of February 27, 2002, to be effective as of May 30, 2001 ("Lease Supplement No. 3"), the Agent, the Tranche A Lenders and the Tranche B Lenders have entered into (and the Borrower has consented to) that certain First Amendment to Credit Agreement and Other Intercreditor Agreements dated on or about the date hereof (the "Intercreditor Agreement"), whereby the Agent, the Tranche A Lenders and the Tranche B Lenders have agreed to clarify the definition of "Maximum Residual Guarantee Amount" set forth in Appendix A to the Participation Agreement and reallocate the Lender Commitments and the outstanding Loans in a manner such that the aggregate amount of Tranche A Commitments and outstanding Tranche A Loans equals 84.5% of the aggregate Loans and Holder Advances then outstanding, and the aggregate amount of

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Tranche B Commitments and outstanding Tranche B Loans equals 12.5% of the aggregate Loans and Holder Advances then outstanding. By its execution of this letter where indicated below, each Credit Party hereby confirms that the execution and delivery by the Agent, the Tranche A Lenders, the Tranche B Lenders and the Borrower of the Intercreditor Agreement will not adversely affect the rights of any Credit Party. Moreover, by its execution of this letter where indicated below, each Credit Party hereby releases and holds the Borrower, the Agent, each Tranche A Lender and each Tranche B Lender harmless from and against any Claims which any Credit Party may have arising out of or relating to the execution and delivery by the Agent, the Tranche A Lenders and the Tranche B Lenders of the Intercreditor Agreement. The agreements of the Credit Parties set forth in this letter agreement shall be in addition to and not in limitation of any of the indemnification provisions set forth in the Participation Agreement (including without limitation Section 11) or in any other Operative Agreement. The Agent and each of the Credit Parties intends that the Borrower, each Tranche A Lender and each Tranche B Lender shall be third-party beneficiaries of this letter agreement.

By its execution of this letter agreement, each Credit Party hereby certifies that each representation and warranty of any Credit Party in any Operative Agreement is true and correct as of the date hereof, except to the extent that any such representation and warranty relates to an earlier date, in which case such representation and warranty was true and correct as of such earlier date, and that there is not Default or Event of Default existing under any of the Operative Agreements as of the date hereof.

By its execution of this letter agreement, the Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this letter agreement, Lease Supplement No. 3 and the Intercreditor Agreement, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

This letter agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this agreement to produce or account for more than one such counterpart.

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This letter agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New
York.

Very truly yours,

BANK OF AMERICA, N.A., as Agent


By: /s/ Carl P. Fye
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Name: Carl P. Fye
     -------------------
Title: Vice President
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ACCEPTED AND AGREED THIS 1ST
DAY OF MARCH, 2002:

VERITAS SOFTWARE GLOBAL CORPORATION,
as the Construction Agent and as the Lessee

By: /s/ Kevin Olson
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Name: Kevin Olson
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Title: Treasurer
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VERITAS SOFTWARE CORPORATION,
as a Guarantor

By: /s/ Kevin Olson
   ----------------------------------------------
Name: Kevin Olson
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Title: Treasurer
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VERITAS SOFTWARE TECHNOLOGY CORPORATION,
as a Guarantor

By: /s/ Kevin Olson
   ----------------------------------------------
Name: Kevin Olson
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Title: Treasurer
      -------------------------------------------


VERITAS SOFTWARE TECHNOLOGY HOLDING CORPORATION, as a Guarantor

By: /s/ Kevin Olson
   ----------------------------------------------
Name: Kevin Olson
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Title: Treasurer
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VERITAS OPERATING CORPORATION,
as a Guarantor

By: /s/ Kevin Olson
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Name: Kevin Olson
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Title: Treasurer
      -------------------------------------------